Exhibit 99.1

Harbor Custom Development, Inc., Announces Chapter 11 Bankruptcy Protection Filing

TACOMA, Wash., December 11, 2023, (GLOBENEWSWIRE) — Harbor Custom Development, Inc. (Nasdaq: HCDI, HCDIP, HCDIW, HCDIZ) (collectively with certain of its wholly owned subsidiaries described below, “HCDI” or “the Company”), a real estate company involved in all aspects of the land development cycle, and certain of its wholly owned subsidiaries today announced that the Company has voluntarily filed for protection under Chapter 11 of the United States Bankruptcy Code in the Western District of Washington at Tacoma (collectively, the “Chapter 11 cases”) to pursue an orderly wind down or restructuring of its business. The Company has filed a number of customary first day motions with the Bankruptcy Court that will allow it to continue operating in the ordinary course of business while it prepares a Plan of Reorganization to ensure that it can maximize value for the benefit of its creditors. HCDI will continue to market and sell finished lots and homes and to operate multi-family projects as they work towards stabilization.

Jeff Habersetzer, Interim CEO of HCDI, stated, “The Chapter 11 cases will provide the Company with time and breathing-room needed to market and sell its real estate assets and right-size operations for the benefit of the Company’s creditors and stakeholders.”

Additional Information

Resources for HCDI’s creditors and equity interest holders can be found by visiting the website at https://cases.creditorinfo.com/hcdi, including court filings and other documents related to the Chapter 11 process. Aditi Paranjype at Cairncross & Hempelmann, P.S. is serving as lead bankruptcy legal counsel to the Company.

About Harbor Custom Development, Inc.

Harbor Custom Development, Inc. is a real estate development company involved in all aspects of the land development cycle, including land acquisition, entitlements, construction of project infrastructure, home and apartment building, marketing, and sales of various residential projects in Western Washington’s Puget Sound region; Sacramento, California; Austin, Texas; and Punta Gorda, Florida.

Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements, including statements with respect to the Company’s pursuit of bankruptcy protection. Forward-looking statements generally relate to future events and can be identified by terminology such as “may,” “should,” “could,” “might,” “plan,” “possible,” “strive,” “budget,” “expect,” “intend,” “estimate,” “believe,” “predict,” “potential,” “pursue,” “aim,” “goal,” “mission,” “anticipate” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which include the following: risks and uncertainties relating to the Company’s Chapter 11 cases, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 cases, the effects of the Chapter 11 cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 cases and the outcome of the Chapter 11 cases in general, the length of time the Company will operate under the Chapter 11 cases, risks associated with any third-party motions in the Chapter 11 cases, the potential adverse effects of the Chapter 11 cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; the conditions to which the Company’s cash collateral is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; the consequences of the acceleration of the Company’s debt obligations and the trading price and volatility of the Company’s common stock, and the risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Quarterly Report on Form 10-Q for the third quarter ended September 30, 2023 and Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and other documents filed by the Company from time to time with the SEC. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements other than as required by applicable law. The Company does not give any assurance that it will achieve its expectations.

Investor Relations

IR@harborcustomdev.com

866-744-0974